Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

                          THE GABELLI EQUITY TRUST INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         THE GABELLI EQUITY TRUST INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2002
                               ------------------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, on Monday, May 20, 2002, at 9:00 a.m., for the following purposes:

      1. To elect four (4) Directors of the Equity Trust, three to be elected by the holders of the Equity Trust's Common Stock and holders of its 7.25% Series A and 7.20% Series B Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and one to be elected by the holders of the Equity Trust's Preferred Stock, voting as a separate class (PROPOSAL 1); and

      2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 4, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                           By Order of the Board of Directors

                                           JAMES E. MCKEE
                                           SECRETARY

April 15, 2002

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


          REGISTRATION                               VALID SIGNATURE

          CORPORATE ACCOUNTS

          (1) ABC Corp.                              ABC Corp.
          (2) ABC Corp.                              John Doe, Treasurer
          (3) ABC Corp.
              c/o John Doe, Treasurer                John Doe
          (4) ABC Corp., Profit Sharing Plan         John Doe, Trustee

          TRUST ACCOUNTS

          (1) ABC Trust                              Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee
              u/t/d 12/28/78                         Jane B. Doe

          CUSTODIAN OR ESTATE ACCOUNTS

          (1) John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA          John B. Smith
          (2) John B. Smith, Executor
              Estate of Jane Smith                   John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                          THE GABELLI EQUITY TRUST INC.
                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2002
                                   ----------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on Monday, May 20, 2002, at 9:00 a.m., at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to Shareholders on or about April 15, 2002.

      In addition to the solicitation of proxies by mail, officers of the Equity Trust and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Equity Trust's transfer agent, and affiliates of EquiServe or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Equity Trust has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $5,000 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE EQUITY TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE EQUITY TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, OR CALLING THE EQUITY TRUST AT 1-800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Equity Trust at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment.

      The close of business on March 4, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Equity Trust has two classes of capital stock: common stock, par value $.001 per share ("Common Stock"), and preferred stock consisting of 7.25% Series A Cumulative Preferred Stock ("Series A Preferred") and 7.20% Series B Cumulative Preferred Stock ("Series B Preferred") par value $.001 per share (together "Preferred Stock") (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 4, 2002, there were 130,067,799 shares of Common Stock, 5,367,900 Shares of Series A Preferred and 6,600,000 shares of Series B Preferred Stock outstanding.

      The following persons were known to the Equity Trust to be beneficial owners or owners of record of 5% or more of the Equity Trust's outstanding shares of Common Stock and Preferred Stock as of the record date:


            NAME AND ADDRESS OF                                         AMOUNT OF SHARES AND
          BENEFICIAL/RECORD OWNER                  TITLE OF CLASS        NATURE OF OWNERSHIP    PERCENT OF CLASS
         -------------------------                 --------------       ---------------------   ----------------
Cede & Co.*                                            Common          110,452,852 (record)              84.92%
P.O. Box 20, Bowling Green Station               Series A Preferred    5,316,900 (record)                99.05%
New York, NY 10274                               Series B Preferred    6,584,555 (record)                99.77%

Salomon Smith Barney Inc.**                            Common          17,597,782 (record)               13.53%
333 W. 34th Street                               Series A Preferred    1,400,135 (record)                26.08%
New York, NY 10001                               Series B Preferred    2,129,969 (record)                32.27%

Charles Schwab & Co., Inc.**                           Common          7,654,700 (record)                 5.89%
c/o ADP Proxy Services, 51 Mercedes Way
Edgewood, NY 11717

A.G. Edwards & Sons, Inc.**                            Common          14,518,425 (record)               11.16%
125 Broad Street, 40th Fl.                       Series B Preferred    429,723 (record)                   6.51%
New York, NY 10004

First Clearing Corp.                             Series B Preferred    913,546 (record)                  13.84%
Riverfront Plaza
901 East Byrd Street
Richmond, VA 23219

Prudential Securities Inc.**                           Common          8,035,436 (record)                 6.18%
c/o ADP Proxy Services, 51 Mercedes Way          Series A Preferred    406,161 (record)                   7.57%
Edgewood, NY 11717                               Series B Preferred    378,234 (record)                   5.73%

Merrill Lynch**                                        Common          6,937,692 (record)                 5.33%
4 Corporate Place, Corporate Park 287            Series A Preferred    627,945 (record)                  11.70%
Piscataway, NJ 08855                             Series B Preferred    1,906,879 (record)                28.89%

Paine Webber Inc.**                              Series A Preferred    778,229 (record)                  14.50%
1000 Harbor Blvd.
Weehawken, NJ 07087

------------------
*     A nominee partnership of The Depository Trust Company.
**    Shares held at The Depository Trust Company.


            NAME AND ADDRESS OF                                         AMOUNT OF SHARES AND
          BENEFICIAL/RECORD OWNER                  TITLE OF CLASS        NATURE OF OWNERSHIP    PERCENT OF CLASS
         -------------------------                 --------------       ---------------------   ----------------
National Financial Services Corp.**              Series A Preferred    567,230 (record)                  10.57%
200 Liberty Street
New York, NY 10281

-------------------
*     A nominee partnership of The Depository Trust Company.
**    Shares held at The Depository Trust Company.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                      COMMON STOCKHOLDERS                      PREFERRED STOCKHOLDERS
--------                      -------------------                      ----------------------
1.  Election of Directors     Common and Preferred Stockholders,       Common and Preferred Stockholders,
                              voting together as a single class, elect voting together as a single class, elect
                              three Directors: Frank J.                three Directors: Frank J.
                              Fahrenkopf, Jr., Arthur V. Ferrara       Fahrenkopf, Jr., Arthur V. Ferrara
                              and Salvatore J. Zizza                   and Salvatore J. Zizza

                                                                       Preferred Stockholders, voting as a
                                                                       separate class, elect one Director:
                                                                       Anthony J. Colavita

2.  Other Business            Common and Preferred Stockholders, voting together as a single class.

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

           PROPOSAL 1: TO ELECT FOUR (4) DIRECTORS OF THE EQUITY TRUST

NOMINEES FOR THE BOARD OF DIRECTORS

      The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza have each been nominated by the Board of Directors for a three-year term to expire at the Equity Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Ferrara is being considered for election by shareholders for a two-year period to expire at the Equity Trust's 2004 Annual Meeting of Shareholders and until his successor is elected and qualified. Each of the Directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Equity Trust with the exception of (i) Mr. Conn, who became a Director of the Equity Trust on May 15, 1989, (ii) Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992, (iii) Mr. Fahrenkopf, Jr., who became a Director of the Equity Trust on May 11, 1998, (iv) Mr. Colavita, who became a Director of the Equity Trust on November 17, 1999 and
(v) Mr. Ferrara, who became a Director of the Equity Trust on August 15, 2001. All of the Directors of the Equity Trust are also directors or trustees of other investment management companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

NOMINEE TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
Arthur V. Ferrara

DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Dr. Thomas E. Bratter

DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS
James P. Conn
Karl Otto Pohl
Anthony R. Pustorino

      Under the Equity Trust's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Equity Trust's Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Equity Trust's Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Equity Trust's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of the Equity Trust's Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Equity Trust's Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Anthony J. Colavita and James
P. Conn are currently the Directors representing the holders of the Equity Trust's Preferred Stock and are elected solely by the holders of Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named below. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and Nominees for election to the Board of the Equity Trust, including information relating to their respective positions held with the Equity Trust, a brief statement of their principal occupations during the past five years and other directorships, if any.


                               TERM OF                                                                            NUMBER OF
                             OFFICE AND                                                                         PORTFOLIOS IN
NAME, POSITION(S)             LENGTH OF                                                                         FUND COMPLEX
    ADDRESS1                    TIME         PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS          OVERSEEN
    AND AGE                    SERVED2       DURING PAST FIVE YEARS                   HELD BY DIRECTOR           BY DIRECTOR
    -------                    -------       ----------------------                   -----------------          -----------
INTERESTED DIRECTORS3:
--------------------
MARIO J. GABELLI              Since 1986**  Chairman of the Board and Chief         Director of Morgan Group           21
Director, President and                     Executive Officer of Gabelli Asset      Holdings, Inc. (transportation
Chief Investment Officer                    Management Inc. and Chief               services); Vice Chairman
Age: 59                                     Investment Officer of Gabelli Funds,    of Lynch Corporation
                                            LLC and GAMCO Investors, Inc.;          (diversified manufacturing)
                                            Chairman and Chief Executive
                                            Officer of Lynch Interactive
                                            Corporation (multimedia and services)

KARL OTTO POHL                 Since 1992*  Member of the Shareholder               Director of Gabelli Asset          30
Director                                    Committee of Sal Oppenheim Jr. &        Management Inc. (investment
Age: 72                                     Cie (private investment bank);          management); Chairman,
                                            Former  President  of  the  Deutsche    Incentive Capital and Incentive
                                            Bundesbank and Chairman of its          Asset   Management   (Zurich);
                                            Central Bank Council (1980-1991)        Director at Sal Oppenheim
                                                                                    Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
------------------------
THOMAS E. BRATTER             Since 1986**  Director, President and Founder,                    --                      3
Director                                    The John Dewey Academy
Age: 62                                     (residential college preparatory
                                            therapeutic high school)

ANTHONY J. COLAVITA4          Since 1999*** President and Attorney at Law in the                --                     32
Director                                    law firm of Anthony J. Colavita, P.C.
Age: 66

JAMES P. CONN4                 Since 1989*  Former Managing Director and            Director of LaQuinta Corp.         11
Director                                    Chief Investment Officer of            (hotels) and First Republic Bank
Age: 64                                     Financial Security Assurance
                                            Holdings Ltd. (1992-1998)

FRANK J. FAHRENKOPF, JR.      Since 1998*** President and Chief Executive                       --                      3
Director                                    Officer of the American Gaming
Age: 62                                     Association since June 1995; Partner
                                            of Hogan & Hartson (law firm);
                                            Chairman of International Trade
                                            Practice Group; Co-Chairman of the
                                            Commission on Presidential Debates;
                                            Former Chairman of the Republican
                                            National Committee

ARTHUR V. FERRARA            Since 2001**** Formerly, Chairman of the Board and     Director of the Guardian Life       9
Director                                    Chief Executive Officer of The          Insurance Company of America;
Age: 71                                     Guardian Life Insurance Company of      Director of The Guardian
                                            America from January 1993 to            Insurance & Annuity Company, Inc.,
                                            December 1995; President, Chief         Guardian Investor Services
                                            Executive Officer and a director        Corporation, and 5 mutual funds
                                            prior thereto                           within the Guardian Fund Complex

ANTHONY R. PUSTORINO           Since 1986*  Certified Public Accountant;                        --                     16
Director                                    Professor Emeritus, Pace University
Age: 76

SALVATORE J. ZIZZA            Since 1986*** Chairman, Hallmark Electrical           Director of Hollis Eden             8
Director                                    Supplies Corp.; Former Executive        Pharmaceuticals, Bion
Age: 56                                     Vice President of FMG Group             Environmental Technologies Inc.
                                            (a healthcare provider); Former         and The Credit Store Inc.
                                            President and Chief Executive Officer
                                            of the Lehigh Group Inc., an interior
                                            construction company, through 1997


                                 TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
    ADDRESS1                      TIME         PRINCIPAL OCCUPATION(S)
    AND AGE                      SERVED        DURING PAST FIVE YEARS
    -------                      ------        ----------------------
OFFICERS:

BRUCE N. ALPERT                Since 1988    Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
Vice President and                           and an officer of all mutual funds advised by Gabelli Funds, LLC and its
Treasurer                                    affiliates. Director and President of the Gabelli Advisers, Inc.
Age: 50
CARTER W. AUSTIN               Since 2000    Vice President at the Fund. Vice President of Gabelli Funds, LLC since 1996.
Vice President
Age: 34

JAMES E. MCKEE                 Since 1995    Vice President, General Counsel and Secretary of Gabelli Asset Management Inc.
Secretary                                    since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all mutual funds
Age: 38                                      advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC.

---------------------
1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2   The Fund's  Board of Directors  is divided  into three  classes,  each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
     * Term expires at the Equity Trust's 2003 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
    ** Term expires at the Equity Trust's 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
   *** Nominee to serve until the Equity Trust's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
  **** Nominee to serve until the Equity Trust's 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
3 "Interested person" of the Equity Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4   Represents holders of the Equity Trust's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE TRUST AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities held in the Equity Trust and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.




       NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF
                                SECURITIES HELD          EQUITY SECURITIES HELD
                                IN THE TRUST*(1)(2)       IN FUND COMPLEX*(2)

Mario J. Gabelli                       E                        E

Dr. Thomas E. Bratter                  E                        E

Anthony J. Colavita                    C                        E

James P. Conn                          E                        E

Frank J. Fahrenkopf, Jr.               A                        A

Arthur V. Ferrara                      A                        E

Karl Otto Pohl                         A                        A

       NAME OF DIRECTOR         DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF
                                SECURITIES HELD             SECURITIES HELD
                                IN THE TRUST*(1)(2)        IN FUND COMPLEX*(2)

Anthony R. Pustorino                   E                        E

Salvatore J. Zizza                     E                        E


--------------------------
*   Key to Dollar Ranges
A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  Over $100,000
All shares were valued as of December 31, 2001.
(1) This information has been furnished by each Director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.
(2) Less than 1%, with the exception of Mr. Gabelli, who beneficially owns 1.06% of the Equity Trust's Shares outstanding.

      The Equity Trust pays each Director not affiliated with the Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended in person and $500 per telephonic meeting, together with the Directors' actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Equity Trust to such Directors during the year ended December 31, 2001 amounted to $144,208. During the year ended December 31, 2001, the Directors of the Equity Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member, except for Mr. Ferrara, who became a Director of the Equity Trust on August 15, 2001.

      The Directors serving on the Equity Trust's Nominating Committee are Messrs. Colavita (Chairman) and Zizza, who are not "interested persons" of the Equity Trust as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Equity Trust. The Nominating Committee met once during the year ended December 31, 2001. The Equity Trust does not have a standing compensation committee.

      Messrs. Pustorino (Chairman), Colavita and Zizza, who are not "interested persons" of the Equity Trust as defined in the 1940 Act, serve on the Equity Trust's Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Equity Trust and the internal controls of certain service providers, overseeing the quality and objectivity of the Equity Trust's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Equity Trust's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

                             AUDIT COMMITTEE REPORT

      The role of the Equity  Trust's  Audit  Committee  is to assist the Equity
      Trust's Board of Directors in its oversight of the Equity Trust's financial reporting process. The Board of Directors of the Equity Trust has adopted a Charter for the Audit Committee. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Equity Trust's independent accountants are responsible for planning and carrying out proper audits and reviews.

      In connection with the Equity Trust's audited financial statements for the year ended December 31, 2001, included in the Equity Trust's Annual Report dated December 31, 2001 (the "Annual Report"), the Audit Committee reviewed and discussed at a meeting held on February 15, 2002, the Equity Trust's audited financial statements with management and the Equity Trust's independent accountants, and discussed the audit of such financial statements with the Equity Trust's independent accountants.

      The Audit Committee specifically discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Equity Trust. The Audit Committee also received a formal written statement from the Equity Trust's independent accountants delineating the relationships between the independent accountants and the Equity Trust and its affiliates and discussed matters designed to assist the Audit Committee in determining whether the independence of the accountants might reasonably be viewed as being adversely affected.

      Members of the Equity Trust's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Equity Trust for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Equity Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Equity Trust's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the Equity Trust's audited financial statements and the discussions referred to above with management and the Equity Trust's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Equity Trust's Board of Directors that the Fund's audited financial statements be included in the Equity Trust's Annual Report.

      Set forth in the table below are audit fees and non-audit related fees billed by the Equity Trust's independent accountants to the Equity Trust for the Equity Trust's fiscal year ended December 31, 2001.

                                           FINANCIAL INFORMATION
                                             SYSTEMS DESIGN AND
               AUDIT FEES                    IMPLEMENTATION FEES                  ALL OTHER FEES
               ----------                    -------------------                  --------------
       $33,500 - For                     No fees were billed for                $22,000 - For tax services and
       professional services             professional services rendered         other attest services rendered
       rendered for the audit            to the Trust, the Trust's              by the principal accountant
       of the Trust's annual             investment adviser and any             (other than those disclosed in
       financial statements              entity controlling, controlled         the previous columns) to the
       for the fiscal year               by or under common control             Trust. There were no other
       ended December 31,                with the Adviser that provides         fees paid by the Trust's
       2001.                             services to the Trust.                 investment adviser and any
                                                                                entity controlling, controlled
                                                                                by or  under common control
                                                                                with the Adviser that provides
                                                                                services to the Trust.

      The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the auditors' independence.

SUBMITTED BY THE AUDIT COMMITTEE OF THE EQUITY TRUST'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Anthony J. Colavita
      Salvatore J. Zizza

     The following table sets forth certain information regarding the compensation of the Equity Trust's Directors and officers for the fiscal year ended December 31, 2001. Mr. Austin is employed by the Trust and is not employed by the Adviser (although he may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Equity Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Equity Trust.


                               COMPENSATION TABLE

                                                                             AGGREGATE COMPENSATION FROM
                                             AGGREGATE COMPENSATION           THE EQUITY TRUST AND FUND
NAME OF PERSON AND POSITION                   FROM THE EQUITY TRUST           COMPLEX PAID TO DIRECTORS*
---------------------------                   ---------------------           --------------------------

MARIO J. GABELLI                                  $0                                 $0 (21)
Chairman of the Board, President and
Chief Investment Officer

DR. THOMAS E. BRATTER                             $18,500                            $31,500 (3)
Director

FELIX J. CHRISTIANA**                             $12,676                            $50,533 (11)
Director

ANTHONY J. COLAVITA                               $22,500                            $145,016 (32)
Director

JAMES P. CONN                                     $20,000                            $53,750 (11)
Director

FRANK J. FAHRENKOPF, JR.                          $18,500                            $31,500 (3)
Director

ARTHUR V. FERRARA                                 $7,532                             $15,099 (9)
Director

KARL OTTO POHL                                    $0                                 $0 (30)
Director

ANTHONY R. PUSTORINO                              $24,000                            $125,250 (16)
Director

SALVATORE J. ZIZZA                                $20,500                            $64,266 (7)
Director

CARTER W. AUSTIN                                  $125,000                           $125,000 (1)
Vice President


------------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001 by investment companies (including the Equity Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.
**  Mr. Christiana served as a Director of the Equity Trust until June 7, 2001.

REQUIRED VOTE

      The election of each of the listed nominees for Director of the Equity Trust requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Equity Trust represented at the Meeting if a quorum is present (Common and Preferred Stockholders vote together as a single class for three Directors, and Preferred Stockholders vote separately for one Director).

      THE  BOARD  OF  DIRECTORS,   INCLUDING  THE  "NON-INTERESTED"   DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Equity Trust's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Equity Trust's Directors and officers, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Equity Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Equity Trust with copies of all Section 16(a) forms they file. Based solely on the Equity Trust's review of the copies of such forms it receives, the Equity Trust believes that during the calendar year ended 2001, such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "FOR" or "AGAINST" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that the four candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded.

      Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 2002.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Equity Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 2003, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting no later than December 16, 2002. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the Securities Exchange Act of 1934.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE GABELLI EQUITY TRUST INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

                               DETACH HERE                                ZGBFM1

X Please mark
  votes as in
  this example.

1. To elect three (3) Directors of the Equity Trust:
(01) Frank J. Fahrenkopf, Jr.
(02) Arthur V. Ferrara
(03) Salvatore J. Zizza

For All
Nominees_____    Withhold______

For All
Except______

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

-----------------------------
THE GABELLI EQUITY TRUST INC.
-----------------------------

COMMON SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card. _____________

Please be sure to sign and date this proxy.

Signature:______________ Date:_____________ Co-owner:________ Date:________

                               DETACH HERE                                ZGBFM2

COMMON                   THE GABELLI EQUITY TRUST INC.                    COMMON

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 20, 2002 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
___________
___________
___________

DO YOU HAVE ANY COMMENTS?
___________
___________
___________

THE GABELLI EQUITY TRUST INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                               DETACH HERE                                ZGBFF1

X  Please mark
   votes as in
   this example.

1. To elect four (4) Directors of the Equity Trust:
(01) Anthony J. Colavita
(02) Frank J. Fahrenkopf, Jr.
(03) Arthur V. Ferrara
(04) Salvatore J. Zizza

For All
Nominees_____         Withhold_____

For All
Except  _____

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


--------------------------------------------------------------------------------
THE GABELLI EQUITY TRUST INC.
--------------------------------------------------------------------------------
PREFERRED SHAREHOLDER


Mark box at right if an address change or comment has been noted on the reverse side of this card.__________

Please be sure to sign and date this proxy.

Signature:______________ Date:_____________ Co-owner:________ Date:________

                               DETACH HERE                                ZGBFF2


PREFERRED              THE GABELLI EQUITY TRUST INC.                   PREFERRED

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 20, 2002 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE,DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?
____________________
____________________
____________________

DO YOU HAVE ANY COMMENTS?
____________________
____________________
____________________

THE GABELLI EQUITY TRUST INC.C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940



                             DETACH HERE                                  ZGBPP1

X   Please mark
    votes as in
    this example.

1. To elect four (4) Directors of the Equity Trust:
(01) Anthony J. Colavita
(02) Frank J. Fahrenkopf, Jr.
(03) Arthur V. Ferrara
(04) Salvatore J. Zizza

For All
Nominees______     Withhold_______

For All
Except____________________________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


--------------------------------------------------------------------------------
THE GABELLI EQUITY TRUST INC.
--------------------------------------------------------------------------------
SERIES B PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card._________

Please be sure to sign and date this proxy.

Signature:______________ Date:_____________ Co-owner:_________ Date:____________

                                 DETACH HERE                             ZGBPP2

SERIES B                  THE GABELLI EQUITY TRUST INC.                 SERIES B
PREFERRED                                                              PREFERRED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 20, 2002 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?
____________________
____________________
____________________

DO YOU HAVE ANY COMMENTS?
____________________
____________________
____________________